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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): April 24, 2000




                              Derma Sciences, Inc.
             (Exact name of registrant as specified in its charter)





      Pennsylvania                     1-31070                  23-2328753
(State or other jurisdiction         (Commission              (IRS employer
        of incorporation)            File Number)         identification number)







                         214 Carnegie Center, Suite 100
                               Princeton, NJ 08540
                                 (609) 514-4744
                    (Address including zip code and telephone
                     number, of principal executive offices)




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Item 5.  Other Events

     Derma Sciences, Inc. (the "Registrant") on April 24, 2000 completed a restructuring involving its sales and executive personnel. Major elements of the restructuring include the following:

     1. Consolidation of responsibilities for sales representatives and manufacturers representatives under the Vice President - Sales;

     2. Consolidation of responsibilities for national accounts under the Vice President - National Accounts;

     3. By virtue of the foregoing consolidations, elimination of the positions of one regional sales manager, one national accounts manager and two direct sales representatives;

     4. At the request of Edward J. Quilty, Chairman and Chief Executive Officer of the Registrant, reduction of the base compensation of this officer from $175,000 to $100,000 per year;

     5. At the request of Stephen T. Wills, CPA, MST, Vice President and Chief Financial Officer of the Registrant, reduction of the base compensation of this officer from $112,000 to $75,000 per year.

     Annual savings resulting from the restructuring are expected to aggregate approximately $600,000. Costs of the restructuring are expected to aggregate approximately $100,000 and will be taken as a charge against earnings in the second and third quarters, 2000.

     The purpose of the restructuring is to bring operating expenses in line with anticipated revenues and lay the foundation for future growth and profitability. The restructuring is not expected to adversely impact the Registrant's ability to service its present customers or to engage in meaningful marketing and sales activities.

     Statements contained in this document that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as "may," "will," "expect," "believe," "anticipate," "intend," "could," "estimate" or "continue" are intended to identify forward-looking statements. Readers are cautioned that certain important factors may affect the Registrant's actual results and could cause such results to differ materially from any forward-looking statements which may be made in this document of which are otherwise made by or on behalf of the Registrant. Factors which may affect the Registrant's results include, but are not limited to, product demand, market acceptance, impact of competitive products and prices, product development, completion of an acquisition, commercialization or technological difficulties, the success or failure of negotiations and trade, legal, social and

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economic risks. Additional factors that could cause or contribute to differences between the Registrant's actual results and forward-looking statements include, but are not limited to, those discussed in the Registrant's filings with the Securities and Exchange Commission.

Item 7.  Financial Statements and Exhibits

(a)      Not applicable
(b)      Not applicable
(c)      Exhibits:

              99    Press release dated April 24, 2000



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         Pursuant to the requirements of the Securities Exchange Act of 1934,
Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 DERMA SCIENCES, INC.



Date:  April 24, 2000            By:/s/  Stephen T. Wills
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                                      Stephen T. Wills, CPA, MST
                                      Vice President and Chief Financial Officer



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